                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                         Date of Report: JANUARY 4, 2005

                          ALLERGY RESEARCH GROUP, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

          FLORIDA                  000-27227                   13-3940486
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
     of Incorporation)              Number)               Identification Number)


                              30805 SANTANA STREET
                            HAYWARD, CALIFORNIA 94544
                            -------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 545-9960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into Material Definitive Agreement

On January 4, 2005, the Company entered into a lease for real property located at 2300 North Loop Road, Alameda, California from AriBen Corporation, a California corporation that is wholly-owned by the Company's Chief Executive Officer and Chief Financial Officer, Stephen Levine, and its Secretary, Susan Levine (the "Landlord"). The leased premises consist of approximately 29,821 square feet of office and industrial space. The lease, which has a term of ten years with options to renew for two subsequent periods of ten and five years, respectively, has a base monthly rent of $24,000 for the initial period, $30,000 for the first option period and $35,000 for the second option period. Rent will be adjusted annually during the second five years of each 10-year lease period based on the consumer price index, with a minimum increase of three percent. No security deposit was required under the lease.

The Company will be responsible for reimbursing the Landlord for all tenant improvements on the property, which is being built out to the Company's specifications. It is expected that the improvements will be completed in February 2005 and the Company anticipates moving its operations to the new facilities in mid-February. The cost of moving, including leasehold improvements, is expected to be between five and six hundred thousand dollars. We believe that the new facilities provide a more geographically beneficial location, closer to our existing and potential workforce, and the facilities can accommodate internal manufacturing, greater quality control and expansion better than the Company's current facilities.

Item 9.01         Financial Statements and Exhibits

         (c) Exhibits.

         10.1 Lease between Registrant and AriBen Corporation dated January 4, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated as of January 10, 2005.

                                        ALLERGY RESEARCH GROUP, INC.



                                        By: /s/ Stephen Levine
                                            ------------------------------------
                                            Stephen Levine
                                            Chief Executive Officer and
                                            Chief Financial Officer